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                                                                Exhibit 10.37

                           NETWORK EVENT THEATER, INC.

                        1999 SPECIAL INCENTIVE STOCK PLAN

         1. PURPOSES. The purposes of this Incentive Stock Plan are to attract and retain the best qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries, if any (as defined in Section 2 below), as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business.

         The Incentives offered pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any Employee or any other individual.

         Options granted hereunder may be either "incentive stock options," as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or "non-qualified stock options," at the discretion of the Board and as reflected in the terms of the written instrument evidencing an Option, although the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Cause" shall mean (i) an act or acts or personal dishonesty of a Participant at the expense of the Company or any of its Subsidiaries, (ii) a willful act of misconduct which is materially injurious to the Company, monetarily or otherwise, including but not limited to engaging in any conduct which constitutes a felony under federal, state or local laws (other than traffic violations); (iii) violation of the management responsibilities by the Participant which is demonstrably willful and deliberate on the Participant's part and which is not remedied within a reasonable period of time after receipt of written notice from the Company or a Subsidiary, or (iv) the conviction of the Participant of a felony involving moral turpitude.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Common Stock" shall mean the Common Shares of the Company (par value $.01 per share).

                  (e) "Company" shall mean Network Event Theater, Inc., a Delaware corporation.

                  (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one has been appointed, or the Board if no Committee has been appointed.

                  (g) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not



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be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

                  (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (j) "Incentive Stock Option" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

                  (k) "Incentives" shall mean any incentive under this Plan, including Options and Restricted Stock Awards.

                  (l) "Non-qualified Stock Option" shall mean a stock option not intended to qualify as an Incentive Stock Option.

                  (m) "Option" shall mean a stock option granted pursuant to the Plan (whether an Incentive Stock Option or Non-qualified Stock Option).

                  (n) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (o) "Optionee" shall mean an Employee or other person who receives an Option.

                  (p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

                  (q) "Participant" shall mean an individual designated by the Committee to receive the grant of an Incentive.

                  (r) "Plan" shall mean this 1999 Incentive Stock Plan of the Company.

                  (s) "Plan Year" shall mean each calendar year that is the anniversary of the Effective Date of this Plan, with the first such Plan Year commencing on the Effective date of this Plan.

                  (t) "Restricted Stock Award" shall mean the Incentive defined in Section 10 of this Plan.

                  (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

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                  (v) "SEC" shall mean the Securities and Exchange Commission.

                  (w) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (x) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

         3. STOCK.

         (a) Maximum Number of Shares. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be issued pursuant to Options granted hereunder shall be _________ Shares, and the maximum number of shares which may be issued in the form of Restricted Stock Awards granted hereunder shall be ________. If an Incentive should expire or become unexercisable for any reason without having been exercised in full, the unissued Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan. Similarly, Shares which have been issued, but which the Company retains or which the Participant tenders to the Company in satisfaction of income and payroll tax withholding obligations or in satisfaction of the exercise price of any Option shall remain authorized and shall again be available for the purposes of the Plan, provided, however, that any such previously issued Shares shall not be the subject of any grant under this Plan to any officer of the Company who, at the time of such grant, is subject to the short-swing trading provisions of Section 16 of the Exchange Act.

         (b) Plan Year Limitations. The maximum number of Shares with respect to which Options may be granted in any Plan Year to any Optionee will be __________. The maximum number of Shares with respect to which Restricted Stock Awards may be granted in any Plan Year to any Participant will be ____________.

         (c) Source of Shares. Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company.

         (d) No Rights as Stockholder. A Participant under this Plan shall have no rights as a stockholder with respect to any Shares subject to such Incentive until such Shares have been issued.

         4. ADMINISTRATION.

         (a) Procedure. The Company's Board of Directors may appoint a Committee to administer the Plan. The Committee shall consist of not less than two (2) members of the Board of Directors who shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. The Committee shall be comprised of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Exchange Act). Any member of the Committee must recuse him or herself from any vote or discussion of Incentives that have been or may be granted to such member under the Plan.


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A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without Cause), and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee and thereafter directly administer the Plan. If the Board of Directors fails to appoint a Committee then the Board of Directors shall assume the responsibilities of the Committee.

         (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422A of the Code, or to grant Non-qualified Stock Options; (ii) to grant Restricted Stock Awards; (iii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iv) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan; (v) to determine the vesting period for any Options granted hereunder in accordance with Section 9(a) of the Plan; (vi) to determine the Restriction Period for any Restricted Stock Award; (vii) to determine the persons to whom, and the time or times at which, Incentives shall be granted and the number of shares to be represented by each Incentive; (viii) to interpret the Plan; (ix) to prescribe, amend and rescind rules and regulations relating to the Plan; (x) to determine the terms and provisions of each Incentive granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Incentive; (xi) to accelerate or defer (with the consent of the Participant) the exercise date of any Participant; (xii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Incentive previously granted by the Board; and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan. Any determination of the Committee under the Plan may be made without notice of meeting of the Committee by a writing signed by a majority of the Committee members.

         (c) Employment of Agents. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Board of Directors shall determine the budget for the Committee. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company to the extent they do not exceed the budget established by the Board of Directors. No member or former member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive.

         (d) Effect of the Committee's Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Incentives granted under the Plan, although the full Board of Directors may, in its discretion, overrule the decisions of the Committee.


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         5. ELIGIBILITY; NON-DISCRETIONARY GRANTS.

         (a) General. Incentive Stock Options may be granted only to Employees. Non-qualified Stock Options and Restricted Stock Awards may be granted to Employees as well as non-Employee directors and consultants, as determined by the Committee. A director of the Company or of a Subsidiary who is not also an officer or Employee of the Company or of such Subsidiary will not be eligible to receive an Incentive Stock Option or Restricted Stock Award. Any person who has been granted an Incentive may, if s/he is otherwise eligible, be granted an additional Incentive or Incentives. The Plan shall not offer upon any Participant any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his/her right or the Company's right to terminate his/her employment at any time.

         The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Incentives, including without limitation (a) the financial condition of the Company, (b) anticipated financial results for the current or future years, including return on invested capital, (c) the contribution by the Participant to the profitability and development of the Company through the achievement of strategic objectives, and (d) other compensation provided to Participants.

         (b) Limitation on Incentive Stock Options. No Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined at the time each Option was granted) of the Shares with respect to which such Incentive Stock Options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any Parent and Subsidiary) shall exceed One Hundred Thousand Dollars ($100,000). Any Options granted in excess of that amount shall be deemed Non-qualified Stock Options.

         6. TERM OF THE PLAN. The Plan shall become effective on the date (the "Effective Date") of its adoption by the Board of Directors. The Plan shall continue in effect until the tenth anniversary of its Effective Date unless sooner terminated under Section 14 of the Plan.

         7. TERM OF THE OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the instrument evidencing the Option.

         8. EXERCISE PRICE AND CONSIDERATION.

         (a) General. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Incentive Stock Option shall be such price as is determined by the Board, but shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant; provided, however, in the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant, as the case may be, and the term of such Incentive Stock Option may not exceed five (5) years. The per Share exercise price for the Shares to be issued pursuant to the exercise of


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Non-qualified Stock Option shall be such price as is determined by the Board, but shall be no less than eighty-five percent (85%) of the fair market value per Share on the date of grant.

         (b) Fair Market Value. The fair market value shall be determined by the Committee in its discretion, which determination shall be conclusive; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices or, if applicable, the closing price of the Common Stock on the date of grant, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System (although if there are no bid or asked prices on such date, or no closing price, the prices on the closest date preceding the date of grant shall be used); in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

         (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or in payment of any withholding taxes on any Incentive, including the method of payment, shall be determined by the Committee and may consist entirely of (i) cash, check or promissory note; (ii) other Shares of Common Stock owned by the Employee having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iii) an assignment by the Employee of the net proceeds to be received from a registered broker upon the sale of the Shares or the proceeds of a loan from such broker in such amount; (iv) any combination of such methods of payment; or (v) such other consideration and method of payment for the issuance of Shares to the extent permitted under Delaware Law and meeting the rules and regulations of the SEC concerning plans satisfying the requirements of Section 16(b)(3) of the Exchange Act. The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

         9. EXERCISE OF OPTION.

         (a) Procedure or Exercise; Rights as a Stockholder. Any Incentive Stock Option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be perishable under the terms of the Plan, but in no event earlier than one year after the date of the grant and not later than 10 years after the date of the grant. Any Non-qualified Stock Option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be perishable under the terms of the Plan, but in no event later than 10 years after the date of the grant.

         (b) Fractional Shares. An Option may not be exercised for a fraction of a Share.

         (c) Notice of Exercise. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the instrument evidencing the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may,


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as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan; it being understood that the Company shall take such action as may be reasonably required to permit use of an approved payment method. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

         (d) Effect of Exercise. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (e) Termination of Status as an Employee. If any Employee ceases to serve as an Employee for any reason, s/he may, but only within thirty (30) days (or such other period of time as is determined by the Committee, but not to exceed ninety (90) days in the case of Incentive Stock Options, or ten (10) years in the case of Non-qualified Stock Options) after the date s/he ceases to be an Employee of the Company, exercise his/her Option to the extent that s/he was entitled to exercise it as of the date of such termination. To the extent that s/he was not entitled to exercise the Option at the date of such termination, or if s/he does not exercise such Option (which s/he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (f) Disability. Notwithstanding the provisions of Section 9(e) above, in the event an Employee is unable to continue his/her employment with the Company as a result of his/her total and permanent disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended), s/he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Committee) from the date of disability, exercise his/her Option to the extent s/he was entitled to exercise it at the date of such disability. To the extent that s/he was not entitled to exercise it at the date of such disability, or if s/he does not exercise such Option (which s/he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (g) Death of Optionee. Notwithstanding the provisions of Section 9(e) of the Plan, in the event of the death of an Optionee who was at the time of his/her death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death.

         (h) Continuous Status as Employee. Except as set forth in Sections 9(e-g) of the Plan, no Optionee may exercise an Incentive Stock Option unless between the time of the grant of the Option and the time of exercise thereof s/he has been in Continuous Status as an Employee.



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         10.      RESTRICTED STOCK AWARDS.

         (a) General. A Restricted Stock Award shall entitle the Participant, if s/he has been in Continuous Status as an Employee during the Restriction Period determined by the Committee and subject to his/her complete satisfaction of any other conditions, restrictions and limitations imposed in accordance with the Plan, to the unconditional ownership of the Shares covered by the grant without payment therefor. Until the contingency occurs by which the Participant is entitled to unconditional ownership of the Shares covered by the grant, such Shares shall not be considered issued. Until such issuance, which in no event will be delayed more than thirty (30) days from the date of the contingency has occurred (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

         (b) Granting. The Committee may grant Restricted Stock Awards at any time or from time to time to a Participant selected by the Committee in its sole discretion. A Restricted Stock Award may be granted only to a new or prospective officer, employee or consultant as an inducement to such person's employment by the Company. The Committee shall establish at the grant of each Restricted Stock Award a fixed period of time (the "Restriction Period") during which the Participant performs service for the Company and, at the discretion of the Committee, during which certain performance objectives (the "Performance Objectives") set by the Committee must be achieved. At the time of grant, the Restriction Period and, if applicable, the Performance Objectives, shall be set forth in agreements or guidelines communicated to the Participant in such form consistent with this Plan as the Committee shall approve from time to time.

         (c) Termination. Except as hereinafter provided, if, during the Restriction Period applicable to such grant, the Participant has not been in Continuous Status as an Employee for any reason other than death, disability, or involuntary termination of the Participant for other than Cause, all Shares covered by such grant shall be forfeited to the Company automatically. If the Participant's separation from employment is because of death, disability, retirement, or involuntary termination for other than Cause, the Participant or his/her successor in interest shall be entitled to unconditional ownership of a fraction of the total number of Shares covered by such grant, of which the numerator is the number of whole calendar months in the period commencing with the first whole calendar month following the date of grant and ending with the whole calendar month including the date of death, disability or termination, and of which the denominator is the number of whole calendar months in the applicable Restriction Period, unless the Committee, in its discretion, determines that the Participant shall be entitled to receive all of the Shares subject the grant. Any fractional Shares shall be disregarded. If the Participant's separation from employment is because of voluntary termination or involuntary termination for Cause, the Participant shall forfeit all rights to any and all Restricted Stock Awards previously granted to such Participant.

         (d) Deferment. A Participant entitled to the unconditional ownership of the Shares covered by the grant of a Restricted Stock Award may request in writing, within thirty (30) days after the Participant has become so entitled, to defer the Participant's right to unconditional ownership of


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such Shares for a period of up to six (6) months, but in the event such extension lasts beyond the date on which the Participant's status as an Employee is terminated, the extension shall be deemed to be the date on which the Participant's status as an Employee is terminated. If applicable law permits, the Participant's obligation to remit to the Company an amount sufficient to satisfy any federal, state or local income and payroll tax withholding liability corresponding to such Shares shall be deferred for the same amount of time, if any.

         11. NON-TRANSFERABILITY OF INCENTIVES. An Incentive may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; or (ii) upon written notice to an Optionee, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         13. TIME FOR GRANTING INCENTIVES. The date of grant of an Incentive shall, for all purposes, be the date on which the Committee makes the determination granting such Incentive. Notice of the determination shall be given to each person to whom an Incentive is so granted within a reasonable time after the date of such grant.


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         14. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) Board Action. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

                  (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 12 of the Plan;

                  (ii) any change in the designation of the class of persons eligible to be granted options; or

                  (iii) any material increase in the benefits accruing to participants under the Plan.

         (b) Solicitation of Stockholder Approval. If any amendment requiring stockholder approval under Section 14(a) of the Plan is made, such stockholder approval shall be solicited.

         (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Incentive unless the exercise of such Incentive and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Incentive, the Company may require the person exercising such Incentive to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if in the opinion of counsel for the Company, such a representation is required by, or appropriate under, any of the aforementioned relevant provisions of law.

         16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale


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of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. INCENTIVE AGREEMENT. Incentives shall be evidenced by written agreements in such form as the Committee shall approve.

         18. INTENTIONALLY OMITTED.

         19. OTHER PROVISIONS. The Incentives agreement authorized under the Plan shall contain such other provisions, including, without limitations, restrictions upon the exercise of the Incentive, as the Board of Directors of the Company shall deem advisable. Any Incentive agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422A of the Internal Revenue Code of 1986, as amended.

         20. INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection without the Plan or any Incentive granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his/her duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

         21. WITHHOLDING TAX. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, a Participant shall remit to the Company an amount sufficient to satisfy any federal, state or local income and payroll tax withholding liability prior to the delivery of any certificate or certificates for such shares. Alternatively, in the sole discretion of the Company, to the extent permitted by applicable laws including regulations promulgated under the Exchange Act, such federal, state or local income and payroll tax withholding liability may be satisfied prior to the delivery of any certificate or certificates for the shares by an adjustment, equal in value to such liability, in the number of shares to be transferred to the Participant. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local income and payroll tax withholding liability.

         22. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.



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

         23. COMPLIANCE WITH EXCHANGE ACT RULE 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

         24. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         25. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

         26. GOVERNING LAW. The Plan, such Incentives as may be granted thereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware from time to time in effect.

         27. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.









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